DIREXION SHARES ETF TRUST
DIREXION MSCI USA ESG – LEADERS VS. LAGGARDS ETF (ESNG)
DIREXION S&P 500® HIGH MINUS LOW QUALITY ETF (QMJ)
DIREXION FLIGHT TO SAFETY STRATEGY ETF (FLYT)

Supplement dated February 4, 2020 to the
Prospectuses and Statements of Additional Information (“SAI”)
dated January 27, 2020

Transaction Fee Changes
Effective immediately, the table under the heading “Creations, Redemptions and Transaction Fees - Transaction Fees on Creation and Redemption Transactions” in the statutory section of the Prospectus for the Direxion MSCI USA ESG - Leaders vs. Laggards ETF and the Direxion S&P 500® High minus Low Quality ETF is revised in its entirety as follows:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion MSCI USA ESG - Leaders vs. Laggards ETF	$500	Up to 300% of NSCC Amount	$500	Up to 2.00%
Direxion S&P 500® High minus Low Quality ETF	$500	Up to 300% of NSCC Amount	$500	Up to 2.00%
*	As a percentage of the amount invested.
Additionally, effective immediately, the table under the heading “Creations, Redemptions and Transaction Fees - Transaction Fees on Creation and Redemption Transactions” in the statutory section of the Prospectus for the Direxion Flight to Safety Strategy ETF is revised in its entirety as follows:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Flight to Safety Strategy ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
*	As a percentage of the amount invested.
Valuation Time Changes
Finally, effective immediately, all references to the Valuation Time in both the Prospectus and SAI for the Direxion Flight to Safety Strategy ETF are updated to be 4:00 p.m. Eastern Time.
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Please retain a copy of this Supplement with your Prospectus and SAI.